Exhibit 10.2

UNITED STATES BANKRUPTCY COURT
MIDDLE DISTRICT OF FLORIDA
ORLANDO DIVISION

In re:                                                                                                CASE NO. 6:08-bk-01985-ABB

SEQUIAM BIOMETRICS, INC.,                                                                                                           CHAPTER 11
Debtor.
                                                   /

ORDER GRANTING MOTION FOR RELIEF
FROM AUTOMATIC STAY OF BIOMETRICS INVESTORS, LLC

THIS CASE came on for hearing on April 14, 2008 (the “Hearing”) on the Motion by Biometrics Investors, LLC, (“BIL”) for Relief from Automatic Stay (Doc. No. 21) (“Motion”). Upon consideration of the Motion, the proffer by counsel for Debtor as to the agreement between Debtor and BIL, the position of the United States Trustee, and noting no objection to the Motion, it is hereby

ORDERED:

1. The Motion is Granted.

2. This Order granting relief from stay is entered for the sole purpose of allowing BIL to exercise all available in rem possession against its Collateral namely: all cash, cash equivalents, accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those currently in effect among our affiliates), chattel paper, supporting obligations, investment property (including, without limitation, all equity interests owned by the Debtor), letter-of-credit rights, trademarks and tradestyles, patents, copyrights and other intellectual property in which the Debtor now have or hereafter may acquire any right, title or interest, all proceeds any products thereof. In addition, BIL may foreclose against all stock pledged under that Second Amended and Restated Stock Pledge Agreement dated as of March 30, 2007, and also may foreclose against all Trademarks and Patents referenced in the Debtor's Grant of Security Interest in Patents and Trademarks effective as of March 30, 2007.

DONE AND ORDERED on April 17, 2008.

ARTHUR B. BRISKMAN
United States Bankruptcy Judge
Case 6:08-bk-01985-ABB Document 52 Filed 04/17/2008 Page 2 of 2

Copies to:

Debtor: Sequiam, Inc., Attn: Mark Mroczkowski, Ex Vice President, 300 Sunport Lane,
Orlando, FL 32809;

Debtor’s Counsel: R. Scott Shuker, Esq., Latham, Shuker, Eden & Beaudine, LLP, P.O.
Box 3353, Orlando, Florida 32802-3353;

Biometrics Investors, LLC, c/o Hywel Leonard, Esq., Carlton Fields, P.A., P O Box
3239, Tampa, FL 33601;

Biometrics Investors, LLC, c/o Crestview Capital Funds, 95 Revere Drive, Suite A,
Northbrook, IL 60062; and

Local Rule 1007-2 Parties-in-Interest List